Supplement dated July 10, 2026
to the following statutory prospectus(es):
JPMorgan Multi-Asset Choice, JPMorgan Multi-Asset Choice New York, Nationwide Advisory Retirement Income Annuity, Nationwide Advisory Retirement Income Annuity - New York, BAE Future Corporate FPVUL, Nationwide Innovator Corporate VUL, Nationwide Advisory VUL, Monument Advisor, Monument Advisor Select, Monument Advisor NY and Monument Advisor Select NY dated May 1, 2026
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract or policy.
Effective July 29, 2026, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Vanguard Variable Insurance Fund - Mid-Cap Index Portfolio	Vanguard Variable Insurance Fund - Morningstar Mid-Cap Index Portfolio
PROS-1190